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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-43828 and 333-54534) of Lexar Media, Inc. of our report dated February 2, 2001, except for Note 5, which is as of February 7, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


                                                /s/ PRICEWATERHOUSECOOPERS LLP


San Jose, California
March 30, 2001